UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2010

EAGLE ROCK ENERGY PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700

Houston, Texas  77002

(Address of principal executive offices, including zip code)

(281) 408-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On May 10, 2010, Eagle Rock Energy Partners, L.P. (the “Partnership”) issued a press release announcing that Joseph A. Mills, Chief Executive Officer of Eagle Rock Energy G&P, LLC (“G&P LLC”), which is the general partner of the Partnership’s general partner, and Jeffrey P. Wood, Senior Vice President and Chief Financial Officer of G&P, LLC, will be presenting at the 2010 National Association of Publicly Traded Partnerships MLP Investor Conference in Old Greenwich, CT on Thursday, May 13 at 10:15am Eastern Time. In addition, Mr. Mills and Mr. Wood will be conducting investor meetings at the conference.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  The slideshow presentation that will accompany the presentation made by Mr. Mills and Mr. Wood is being furnished to the Securities and Exchange Commission and is attached hereto as Exhibit 99.2. The presentation contains important information regarding the Partnership and may also be accessed by going to www.eaglerockenergy.com, selecting Investor Relations, then Presentations.

The information set forth in this Item 7.01, the attached exhibits, as well as statements made by representatives of the Partnership during the course of the presentation, includes “forward-looking statements.” All statements, other than statements of historical facts, included in this Item 7.01, the attached exhibits, or made during the course of the presentation, that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are based on certain assumptions made by the Partnership in reliance on its experience and perception of historical trends, current conditions, expected future developments and other factors the Partnership believes are appropriate under the circumstances. Such statements are inherently uncertain and are subject to a number of risks, many of which are beyond the Partnership’s control. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Partnership’s actual results and plans could differ materially from those implied or expressed by any forward-looking statement.

The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events. For a detailed list of the Partnership’s risk factors and other cautionary statements, including without limitation risks related to the production, gathering, processing, and marketing of natural gas and natural gas liquids, please consult the Partnership’s Form 10-K, filed with the SEC for the year ended December 31, 2009, and the Partnership’s Forms 10-Q, filed with the SEC for subsequent quarters, as well as any other public filings and press releases.

The information in this Current Report on Form 8-K, including the exhibits attached hereto, is being “furnished” pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Partnership filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of the Partnership dated May 10, 2010
99.2	2010 National Association of Publicly Traded Partnerships MLP Investor Conference presentation of the Partnership dated May 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: May 10, 2010	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Senior Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of the Partnership dated May 10, 2010
99.2	2010 National Association of Publicly Traded Partnerships MLP Investor Conference presentation of the Partnership dated May 2010